                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549




                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




                        Date of Report: December 19, 2001
                        (Date of earliest event reported)


                          The Williams Companies, Inc.
               (Exact Name of Registrant as Specified in Charter)

            Delaware                        1-4174                          73-0569878
(State or Other Jurisdiction of     (Commission File Number)      (IRS Employer Identification No.)
        Incorporation)


                    One Williams Center Tulsa, Oklahoma 74172
                    (Address of Principal Executive Offices)



                                 (918) 573-2000
              (Registrant's telephone number, including area code)

Item 5. Other Events

         The Williams Companies, Inc. ("Williams") announced today that it plans to take several steps to strengthen its balance sheet to further solidify its investment-grade credit rating. Senior executives of Williams will discuss the plan at a conference at 8:30 a.m. EST today. Live audio access and replay are available at www.williams.com.

Item 7. Financial Statements and Exhibits

         Williams files the following exhibit as part of this report:

         Exhibit 99.1 Williams' press release dated December 19, 2001, publicly announcing the matters discussed herein.

         Pursuant to the requirements of the Securities Exchange Act of 1934, Williams has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


         December 19, 2001                  The Williams Companies, Inc.



                                            By:  /s/ Suzanne H. Costin
                                                -------------------------------
                                                     Suzanne H. Costin
                                                     Corporate Secretary

                                INDEX TO EXHIBITS


Exhibit Number             Description
--------------             -----------
Exhibit 99.1               Williams' press release dated December 19, 2001,
                           publicly announcing the matters discussed herein.




                                       3